RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2014
Restricted net assets.
Restricted net assets

20. RESTRICTED NET ASSETS

Pursuant to laws applicable to entities incorporated in the PRC, the Company’s subsidiaries in the PRC must make appropriations from after-tax profit to non-distributable reserve funds. These reserve funds include one or more of the following: (i) a general reserve, (ii) an enterprise expansion fund and (iii) a staff bonus and welfare fund. Subject to certain cumulative limits, the general reserve fund requires an annual appropriation of 10% of after tax profit (as determined under accounting principles generally accepted in the PRC at each year-end) until the accumulative amount of such reserve fund reaches 50% of a company’s registered capital; the other fund appropriations are at the subsidiaries’ discretion. These reserve funds can only be used for specific purposes of enterprise expansion and staff bonus and welfare and are not distributable as cash dividends. As the Company’s PRC subsidiaries have incurred losses, they have not started to contribute to the staff welfare and bonus funds. In addition, due to restrictions on the distribution of share capital from the Company’s PRC subsidiaries and also as a result of these entities’ unreserved accumulated losses, total restrictions placed on the distribution of the Company’s subsidiaries net assets was RMB1,631,514,413 . The Company also pledged certain of its subsidiaries’ equity interest with third party financing companies, which totaled RMB161,674,014 as of December 31, 2014. Total restricted net assets of the Company was RMB1,793,188,427 or 75.78% of the Company’s total consolidated net assets as of December 31, 2014.